Exhibit 10.18

AMENDMENT TO RESTRICTED STOCK PURCHASE AGREEMENT

This Amendment (the “Amendment”) to the Restricted Stock Purchase Agreement (as defined below), is made effective this __ day of _____, 2015, by and between Akoustis Technologies, Inc., a Nevada corporation (the “Company”) and the shareholder named in the signature page hereof (the “Purchaser”). The Company and the Purchaser are referred to herein as the Parties. Unless otherwise defined in the Amendment, all capitalized terms, when used herein, shall have the same meaning as they are defined in the Restricted Stock Purchase Agreement.

WHEREAS, on _______day of _____, _____, Akoustis, Inc., a Delaware corporation (“Akoustis”) entered into a restricted stock purchase agreement (the “Restricted Stock Purchase Agreement”) with the Purchaser, pursuant to which Akoustis granted an award of restricted shares of its common stock under its equity compensation plan (the “Awards”) to Purchaser, subject to a Repurchase Option and other rights and restrictions stated in the Restricted Stock Purchase Agreement; and

WHEREAS, on May 22, 2015, the Company consummated a closing of a merger with Akoustis and Akoustis Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company, which resulted, among other things, in Akoustis becoming the surviving entity in a merger and a wholly owned subsidiary of the Company (the “Merger”); and

WHEREAS, upon the consummation of the Merger and pursuant to the terms of the Agreement and Plan of Merger and Reorganization dated May 22, 2015, by and between the Corporation, Akoustis and Akoustis Acquisition Corp. (the “Merger Agreement”), the Parties executed the Assignment and Assumption Agreement pursuant to which the Company assumed the Restricted Stock Purchase Agreement, and the shares of Akoustis’ common stock issued thereunder to the Purchaser were exchanged for shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), such that each share of Akoustis common stock was converted to 324.082 shares (rounded to the nearest whole share) of the Corporation’s Common Stock; and

WHEREAS, the Parties now wish to amend Section 3(a)(iii) of the Restricted Stock Purchase Agreement to provide for modification of the schedule of the Repurchase Option.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, the Parties agree as follows:

1.           Section 3(a)(iii) of the Restricted Stock Purchase Agreement is hereby amended to provide that the Vesting Shares that have not been released from the Repurchase Option as of September 30, 2015, shall be released from the Repurchase Option, as follows:

75% of the Vesting Shares shall be released from the Repurchase Option on the third anniversary of the original effective date of the Restricted Stock Purchase Agreement, and the remaining 25% of the Vesting Shares shall be released from the Repurchase Option on the fourth anniversary of the original effective date of the Restricted Stock Purchase Agreement.

2.           Except as expressly amended pursuant to this Amendment, all terms and conditions of the original Restricted Stock Purchase Agreement, as assumed by the Company, shall remain in full force and effect.

This Amendment may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or in pdf format shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or in pdf format shall be deemed to be their original signatures for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

AKOUSTIS TECHNOLOGIES, INC.

By:
Name: Jeffrey B. Shealy
Title: Chief Executive Officer

Purchaser